UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 7, 2023
Date of Report (Date of earliest event reported)
___________________________________
Redwire Corporation
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39733 (Commission File Number)	98-1550429 (I.R.S. Employer Identification Number)
8226 Philips Highway, Suite 101 Jacksonville, Florida 32256
(Address of principal executive offices and zip code)
(650) 701-7722
(Registrant's telephone number, including area code)
__________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDW	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	RDW WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in Redwire Corporation’s (the “Registrant” or the “Company”) Current Report on Form 8-K filed on November 2, 2022 (the “Original Report”), Redwire Space Europe, LLC, a Delaware limited liability company and subsidiary of the Company (the “Purchaser”) completed its acquisition of QinetiQ Space, NV, a public limited liability company (naamloze vennootschap / société anonyme), incorporated under the laws of Belgium (“Space NV”) on October 31, 2022 (the “Acquisition”). On January 17, 2023, the Company filed Amendment No. 1 to the Original Report to provide the disclosures required by Item 9.01 of Form 8-K, including the financial statements of the business acquired and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively.

Item 8.01 - Other Items
In connection with post-effective amendments to Registration Statements the Company expects to file on Form S-3 that relate to the offering of securities by selling securityholders, this Current Report on Form 8-K provides additional financial statements and pro forma financial information in connection with the Acquisition, prepared in accordance with Regulation S-X Rule 3-05 and Rule 8-05. Such information is included in Item 9.01 below, which is incorporated into this Item 8.01 by reference.

This Current Report on Form 8-K should be read in conjunction with the Original Report and Amendment No. 1 thereto, which provide a more complete description of the Acquisition.

Item 9.01 - Financial Statements and Exhibits
(a) Financial statements of businesses or funds acquired.
The unaudited interim accounts of Space NV as of and for the six months ended September 30, 2022, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.
The unaudited pro forma financial information of the Company giving effect to the Acquisition is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.
•Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended December 31, 2022
•Notes to Unaudited Pro Forma Combined Condensed Consolidated Financial Statements

The pro forma financial information included in this Current Report on Form 8-K is prepared pursuant to Article 8 of Regulation S-X. The amounts included in the pro forma information are based on the historical results of the Company and Space NV and may not be indicative of combined results that would have been realized had the acquisition of Space NV occurred as of the dates indicated or that may be achieved in the future.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” about Redwire’s future expectations, plans, outlook, projections and prospects. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “would,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Although Redwire believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, these statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this communication include estimates and assumptions, particularly in regard to unaudited pro forma financial information included in Exhibit 99.2 of this Current Report on Form 8-K. Accordingly, readers are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” in Redwire’s Annual Report on Form 10-K for the year ended December 31, 2022. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, readers are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, readers should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. Forward-looking statements speak only as of the date of the document in which they are contained, and Redwire does not undertake any duty to update any forward-looking statements except as may be required by law. Therefore, readers should not rely on these forward-looking statements as representing Redwire’s views as of any date subsequent to the date of this communication.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Interim Accounts of QinetiQ Space NV, as of and for the six months ended September 30, 2022.
99.2	Unaudited Pro Forma Financial Information of Redwire Corporation and QinetiQ Space NV
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 7, 2023

Redwire Corporation

By:	/s/ Jonathan Baliff
Name:	Jonathan Baliff
Title:	Chief Financial Officer and Director